MULTI-CAP CORE EQUITY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

COMMON STOCKS 99.9%

OmniVision Technologies,

Inc.*†

4,830

$

58,395

INFORMATION TECHNOLOGY 17.0%

Perot Systems Corp. — Class

A*†

3,874

58,149

Apple, Inc.*

1,260

$

210,974

Brightpoint, Inc.*†

7,610

55,553

International Business

EMS Technologies, Inc.*

2,268

49,533

Machines Corp.

1,720

203,872

Methode Electronics, Inc. —

Intel Corp.

8,800

189,024

Class A

4,686

48,969

Hewlett-Packard Co.

4,040

178,608

Ingram Micro, Inc. — Class

Microsoft Corp.

5,860

161,209

A*

2,641

46,878

Qualcomm, Inc.

3,250

144,202

Synopsys, Inc.*

1,800

43,038

Jabil Circuit, Inc.

6,730

110,439

Quality Systems, Inc.†

1,264

37,010

Google, Inc. — Class A*

200

105,284

Ciena Corp.*†

1,380

31,975

Electronic Data Systems

MasterCard, Inc.†

110

29,207

Corp.

4,240

104,474

Sigma Designs, Inc.*†

1,951

27,099

Multi-Fineline Electronix,

Affiliated Computer Services,

Inc.*†

3,720

102,932

Inc. — Class A*†

490

26,210

Texas Instruments, Inc.†

3,644

102,615

Scansource, Inc.*†

770

20,605

Accenture Ltd. — Class A

2,510

102,207

CACI International, Inc. —

Activision, Inc.*

2,910

99,144

Class A*

332

15,196

Corning, Inc.

4,270

98,423

TTM Technologies, Inc.*†

899

11,876

Computer Sciences Corp.*†

1,940

90,870

Harris Corp.

180

9,088

CA, Inc.

3,930

90,744

MEMC Electronic Materials,

Western Digital Corp.*†

2,613

90,227

Inc.*

140

________

8,616

Adobe Systems, Inc.*

2,290

90,203

Skyworks Solutions, Inc.*†

9,060

89,422

Seagate Technology†

4,660

89,146

Total Information Technology

________

4,527,658

Symantec Corp.*

4,380

84,753

Brocade Communications

FINANCIALS 14.5%

Systems, Inc.*†

10,200

84,048

Bank of America Corp.†

6,510

155,394

Oracle Corp.*

3,990

83,790

AFLAC, Inc.†

1,580

99,224

Mantech International Corp.

Assurant, Inc.†

1,395

92,014

— Class A*†

1,736

83,536

Loews Corp.†

1,920

90,048

Automatic Data Processing,

Wells Fargo & Co.†

3,761

89,324

Inc.†

1,990

83,381

Hudson City Bancorp, Inc.

5,290

88,237

CommScope, Inc.*†

1,555

82,057

MetLife, Inc.†

1,660

87,598

Avnet, Inc.*

2,990

81,567

Charles Schwab Corp.

4,200

86,268

Cisco Systems, Inc.*

3,380

78,619

Knight Capital Group, Inc. —

JDS Uniphase Corp.*

6,740

76,566

Class A*

4,780

85,944

Plantronics, Inc.

3,352

74,817

Chubb Corp.†

1,740

85,277

Imergent, Inc.†

6,310

74,710

Annaly Capital Management,

NAVTEQ Corp.*

950

73,150

Inc.†

5,339

82,808

Interwoven, Inc.*

6,070

72,901

Platinum Underwriters

Tech Data Corp.*

2,140

72,525

Holdings Ltd.

2,418

78,851

Intersil Corp. — Class A

2,906

70,674

National Retail Properties,

Amkor Technology, Inc.*†

6,701

69,757

Inc.†

3,753

78,438

Zoran Corp.*

5,550

64,935

IPC Holdings Ltd.†

2,920

77,526

Integrated Device

NTR Acquisition Co.*†

7,924

76,704

Technology, Inc.*†

6,412

63,735

Entertainment Properties

Micros Systems, Inc.*†

1,980

60,370

Trust†

1,545

76,385

InfoSpace, Inc.

7,245

60,351

Safety Insurance Group, Inc.

2,100

74,865

Wachovia Corp.†

4,680

72,680

Axis Capital Holdings Ltd.†

2,430

72,438

1

MULTI-CAP CORE EQUITY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Lexington Realty Trust†

5,288

$

72,075

Fidelity National Financial,

First Industrial Realty Trust,

Inc. — Class A

1,549

$

19,517

Inc.†

2,600

71,422

State Street Corp.

270

17,277

Raymond James Financial,

Advanta Corp.

2,669

16,788

Inc.

2,689

70,963

CME Group, Inc.†

40

15,328

Mack-Cali Realty Corp.†

2,040

69,707

American International

Capital One Financial Corp.†

1,807

68,684

Group, Inc.

410

10,849

Transatlantic Holdings, Inc.

1,194

67,425

Independent Bank Corp.†

2,489

9,956

Hercules Technology Growth

iStar Financial, Inc.†

743

9,815

Capital, Inc.

7,537

67,305

Senior Housing Properties

Liberty Property Trust

2,030

67,294

Trust†

261

5,097

BOK Financial Corp.

1,255

67,080

Goldman Sachs Group, Inc.†

21

3,673

NYSE Euronext

1,310

66,365

E*Trade Financial Corp.*†

1,090

3,423

National City Corp.†

13,718

65,435

CompuCredit Corp.*†

330

1,980

NorthStar Realty Finance

Resource America, Inc. —

Corp.†

7,848

65,295

Class A

210

1,957

Old Republic International

Imperial Capital Bancorp, Inc.

71

________

407

Corp.†

5,479

64,871

JPMorgan Chase & Co.

1,880

64,503

Total Financials

________

3,875,030

Prospect Capital Corp.†

4,877

64,279

Agree Realty Corp.

2,860

63,063

ENERGY 13.8%

Hospitality Properties Trust†

2,530

61,884

Getty Realty Corp.†

4,285

61,747

Exxon Mobil Corp.

4,620

407,161

Guaranty Financial Group,

Chevron Corp.†

2,900

287,477

Inc.*†

11,410

61,272

Hess Corp.

1,154

145,623

BB&T Corp.†

2,689

61,229

Occidental Petroleum Corp.

1,610

144,675

Washington Federal, Inc.†

3,350

60,635

Williams Companies, Inc.

3,343

134,756

Oriental Financial Group

3,964

56,527

Massey Energy Co.†

1,335

125,156

Ameriprise Financial, Inc.†

1,350

54,904

Murphy Oil Corp.†

1,240

121,582

FelCor Lodging Trust, Inc.†

5,188

54,474

Transocean, Inc.*

770

117,340

Renasant Corp.†

3,332

49,080

Apache Corp.

840

116,760

Hersha Hospitality Trust

6,042

45,617

Noble Corp.

1,772

115,109

National Financial Partners

ENSCO International, Inc.†

1,350

108,999

Corp.†

2,298

45,546

Clayton Williams Energy,

Fifth Third Bancorp†

4,130

42,043

Inc.*†

990

108,851

Washington Mutual, Inc.†

8,170

40,278

Marathon Oil Corp.

2,057

106,697

Park National Corp.†

712

38,377

Halliburton Co.†

1,860

98,710

Bank of New York Mellon

Forest Oil Corp.*†

1,295

96,478

Corp.

960

36,317

Swift Energy Co.*†

1,455

96,117

DiamondRock Hospitality

Pride International, Inc.*

2,004

94,769

Co.†

3,330

36,264

Plains Exploration &

Citigroup, Inc.†

2,100

35,196

Production Co.*

1,290

94,131

Genworth Financial, Inc. —

Rosetta Resources, Inc.*†

3,160

90,060

Class A

1,907

33,964

Unit Corp.*

1,084

89,939

Associated Estates Realty

ConocoPhillips

920

86,839

Corp.

2,960

31,702

Cimarex Energy Co.

1,244

86,669

Ventas, Inc.†

723

30,778

Superior Energy Services*

1,562

86,129

Patriot Capital Funding, Inc.†

4,910

30,688

Valero Energy Corp.

2,070

85,243

Allied Capital Corp.

1,646

22,863

W&T Offshore, Inc.†

1,440

84,254

Camden Property Trust†

502

22,219

Crosstex Energy, Inc.†

2,360

81,798

East-West Bancorp, Inc.†

2,772

19,570

PHI, Inc.*

2,030

81,545

Sunoco, Inc.†

1,940

78,939

SEACOR Holdings, Inc.*†

873

78,142

2

MULTI-CAP CORE EQUITY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Bois d'Arc Energy, Inc.*

3,101

$

75,385

On Assignment, Inc.*

7,001

$

56,148

Whiting Petroleum Corp.*

572

60,678

TBS International Ltd. —

Schlumberger Ltd.

500

53,715

Class A*†

1,270

50,736

Tesoro Corp.†

520

10,280

Spherion Corp.*

8,551

39,506

FMC Technologies, Inc.*

121

9,309

Textron, Inc.

783

37,529

Devon Energy Corp.

60

7,210

Volt Information Sciences,

National-Oilwell Varco,

Inc.*

2,660

31,681

Inc.*†

70

________

6,210

Mastec, Inc.*

2,850

30,381

Michael Baker Corp.*†

1,385

30,304

Total Energy

________

3,672,735

KBR, Inc.

803

28,033

L-3 Communications

INDUSTRIALS 12.9%

Holdings, Inc.†

280

25,444

General Electric Co.

8,120

216,723

Eagle Bulk Shipping Inc.†

820

24,247

Union Pacific Corp.

1,500

113,250

Belden, Inc.†

692

23,445

Fluor Corp.

602

112,020

Applied Industrial

Burlington Northern Santa Fe

Technologies, Inc.†

783

18,925

Corp.

1,030

102,887

Cenveo, Inc.*

1,154

11,275

Emerson Electric Co.

2,080

102,856

Carlisle Companies, Inc.

322

9,338

Lockheed Martin Corp.†

1,030

101,620

Horizon Lines, Inc. — Class

Eaton Corp.

1,184

100,604

A†

552

5,492

Honeywell International, Inc.

1,970

99,052

United Technologies Corp.

20

________

1,234

Cummins, Inc.

1,510

98,935

SPX Corp.

703

92,606

Total Industrials

________

3,439,042

Superior Essex, Inc.*

2,057

91,804

Parker Hannifin Corp.†

1,285

91,646

HEALTH CARE 12.4%

EMCOR Group, Inc.*†

3,152

89,927

Gilead Sciences, Inc.*†

2,320

122,844

Raytheon Co.

1,570

88,360

Johnson & Johnson, Inc.

1,830

117,742

Northrop Grumman Corp.

1,320

88,308

Hologic, Inc.*†

5,310

115,758

Pacer International, Inc.†

3,944

84,835

Eli Lilly & Co.

2,500

115,400

Acuity Brands, Inc.†

1,757

84,477

Genentech, Inc.*

1,515

114,989

MPS Group, Inc.*†

7,370

78,343

Schering-Plough Corp.†

5,419

106,700

Ryder System, Inc.†

1,114

76,732

Varian Medical Systems,

Regal-Beloit Corp.

1,807

76,346

Inc.*†

1,900

98,515

AGCO Corp.*†

1,455

76,256

Medco Health Solutions,

Comfort Systerms USA, Inc.†

5,549

74,579

Inc.*†

2,038

96,194

URS Corp.*

1,766

74,119

Genzyme Corp.*

1,330

95,787

Manpower, Inc.

1,265

73,674

Covance, Inc.*†

1,074

92,386

Brink's Co.

1,114

72,878

OSI Pharmaceuticals, Inc.*†

2,190

90,491

Esterline Technologies

Becton, Dickinson & Co.†

1,110

90,243

Corp.*†

1,470

72,412

Intuitive Surgical, Inc.*†

330

88,902

Kennametal, Inc.†

2,188

71,219

Perrigo Co.†

2,790

88,638

Tecumseh Products Co. —

Cardinal Health, Inc.†

1,676

86,448

Class A*

2,160

70,805

Owens & Minor, Inc.†

1,887

86,217

Manitowoc Co., Inc.†

2,098

68,248

Techne Corp.*

1,080

83,581

Genco Shipping & Trading

PDL BioPharma, Inc.†

7,860

83,473

Ltd.†

1,024

66,765

Charles River Laboratories

M&F Worldwide Corp.*†

1,605

63,092

International, Inc.*†

1,295

82,776

Tyco International Ltd.†

1,570

62,863

Biogen Idec, Inc.*†

1,440

80,482

Bowne & Co., Inc.†

4,747

60,524

Endo Pharmaceuticals

CH Robinson Worldwide,

Holdings, Inc.*

3,250

78,618

Inc.†

1,080

59,227

Kinetic Concepts, Inc.*†

1,950

77,825

Gibraltar Industries, Inc.

3,590

57,332

3

MULTI-CAP CORE EQUITY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

DENTSPLY International,

World Wrestling

Inc.

2,110

$

77,648

Entertainment, Inc.

4,637

$

71,734

Martek Biosciences Corp.*†

2,290

77,196

Urban Outfitters, Inc.*†

2,290

71,425

Zoll Medical Corp.*†

2,230

75,084

Furniture Brands

Community Health Systems,

International, Inc.†

5,259

70,260

Inc.*

2,190

72,226

Johnson Controls, Inc.†

2,420

69,406

Sun Healthcare Group, Inc.*†

5,370

71,904

Ford Motor Co.*†

14,180

68,206

Amedisys, Inc.*†

1,410

71,092

Regal Entertainment Group

Medicis Pharmaceutical Corp.

— Class A†

4,135

63,183

— Class A†

3,362

69,862

Hanesbrands, Inc.*†

2,260

61,336

National Healthcare Corp.†

1,515

69,433

Royal Caribbean Cruises

Angiodynamics, Inc.*

5,011

68,250

Ltd.†

2,710

60,894

Cynosure, Inc.*†

3,051

60,471

Valassis Communications,

Pfizer, Inc.†

3,443

60,149

Inc.*†

4,817

60,309

Universal Health Services,

1-800-FLOWERS.com, Inc.*

9,320

60,114

Inc. — Class B†

823

52,030

Scholastic Corp.*†

2,080

59,613

PharmaNet Development

VF Corp.†

833

59,293

Group, Inc.*†

3,152

49,707

ArvinMeritor, Inc.†

4,576

57,109

Tenet Healthcare Corp.*†

8,190

45,536

Panera Bread Co. — Class

Express Scripts, Inc.*†

690

43,277

A*†

1,210

55,975

Bristol-Myers Squibb Co.

2,047

42,025

Goodyear Tire & Rubber

Thermo Fisher Scientific,

Co.*†

3,110

55,451

Inc.*

680

37,896

Zale Corp.*†

2,891

54,611

Analogic Corp.

570

35,950

Penske Auto Group, Inc.†

3,619

53,344

Cypress Bioscience, Inc.*†

4,697

33,771

OfficeMax Inc.†

3,740

51,986

Providence Service Corp.*†

1,004

21,194

Sonic Automotive, Inc.†

4,024

51,869

Aetna, Inc.

381

15,442

Unifirst Corp.

1,134

50,645

McKesson Corp.†

260

14,537

P.F. Chang's China Bistro,

Merck & Co., Inc.

360

13,568

Inc.*†

2,190

48,925

Computer Programs &

Beazer Homes USA, Inc.†

8,290

46,175

Systems, Inc.

763

13,223

BorgWarner, Inc.

1,030

45,711

Sepracor, Inc.*

630

12,550

Perry Ellis International, Inc.*

2,120

44,986

Abbott Laboratories

221

11,706

DeVry, Inc.†

650

34,853

Cerner Corp.*†

230

10,391

FTD Group, Inc.

2,537

33,818

AMERIGROUP Corp.*†

10

________

208

Polaris Industries, Inc.†

753

30,406

McDonald's Corp.

510

28,672

Total Health Care

________

3,320,335

Big Lots, Inc.*†

612

19,119

Polo Ralph Lauren Corp.†

290

18,206

CONSUMER DISCRETIONARY 10.1%

Hasbro, Inc.†

502

17,932

Walt Disney Co.†

4,100

127,920

ITT Educational Services,

TJX Companies, Inc.

3,340

105,110

Inc.*

181

14,956

La-Z-Boy, Inc.†

11,922

91,203

Liberty Global, Inc. — Class

DIRECTV Group, Inc.*

3,380

87,576

A*†

420

13,201

Nike, Inc. — Class B†

1,440

85,838

G-III Apparel Group Ltd.*

913

11,266

Amazon.com, Inc.*†

1,124

82,423

Stein Mart, Inc.†

2,350

10,599

Omnicom Group, Inc.†

1,830

82,130

Spartan Motors, Inc.

1,220

9,113

Genuine Parts Co.

2,034

80,709

Lowe's Companies, Inc.†

290

6,018

Best Buy Company, Inc.†

1,980

78,408

Clear Channel

Darden Restaurants, Inc.†

2,380

76,017

Communications, Inc.

90

3,168

Carnival Corp.†

2,288

75,413

Comcast Corp. — Class A†

3,820

72,465

4

MULTI-CAP CORE EQUITY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Sears Holdings Corp.*†

40

$

________

2,946

RPM International, Inc.†

3,322

$

68,433

Lubrizol Corp.

1,465

67,873

Total Consumer Discretionary

________

2,692,045

Chemtura Corp.†

9,825

57,378

Cabot Corp.†

2,349

57,104

CONSUMER STAPLES 6.2%

Neenah Paper, Inc.

3,241

54,157

Wal-Mart Stores, Inc.

2,980

167,476

Cytec Industries, Inc.

793

43,266

Procter & Gamble Co.

2,090

127,093

Monsanto Co.

200

25,288

Altria Group, Inc.

5,390

110,818

Terra Industries, Inc.†

442

21,813

CVS Caremark Corp.

2,700

106,839

Myers Industries, Inc.

91

________

742

Coca-Cola Co.

1,887

98,086

Bunge Ltd.†

883

95,090

Total Materials

________

1,526,669

Molson Coors Brewing Co.

— Class B

1,545

83,940

UTILITIES 5.1%

Cal-Maine Foods, Inc.†

2,270

74,887

Public Service Enterprise

Herbalife Ltd.

1,856

71,920

Group, Inc.†

2,240

102,883

Winn-Dixie Stores, Inc.*†

4,430

70,969

Southern Co.†

2,750

96,030

Tyson Foods, Inc. — Class A

4,647

69,426

CenterPoint Energy, Inc.

5,400

86,670

Farmer Brothers Co.†

3,232

68,357

Pepco Holdings, Inc.

3,250

83,363

Alliance One International,

Oneok, Inc.

1,696

82,816

Inc.*†

12,560

64,182

Integrys Energy Group, Inc.†

1,616

82,141

Universal Corp.†

1,385

62,630

Laclede Group, Inc.

1,997

80,619

Fresh Del Monte Produce,

Northeast Utilities†

3,152

80,471

Inc.*

2,620

61,753

OGE Energy Corp.

2,480

78,641

Sanderson Farms, Inc.†

1,747

60,307

Atmos Energy Corp.

2,810

77,472

Pantry, Inc.*†

5,550

59,163

SCANA Corp.

2,087

77,219

BJ's Wholesale Club, Inc.*†

1,494

57,818

DPL, Inc.†

2,890

76,238

Colgate-Palmolive Co.

560

38,696

Great Plains Energy, Inc.†

2,980

75,334

Philip Morris International,

UIL Holding Corp.†

2,530

74,407

Inc.†

760

37,536

CH Energy Group, Inc.

2,088

74,270

PepsiCo, Inc.

570

36,246

Mge Energy, Inc.

2,270

74,047

Village Super Market

370

14,275

Vectren Corp.†

1,415

44,162

Casey's General Stores, Inc.

520

________

12,048

American Electric Power Co.,

Inc.†

80

3,218

Total Consumer Staples

________

1,649,555

Reliant Energy, Inc.*

40

851

Southern Union Co.

1

________

14

MATERIALS 5.7%

United States Steel Corp.

690

127,498

Total Utilities

________

1,350,866

Freeport-McMoRan Copper

& Gold, Inc.†

970

113,674

TELECOMMUNICATION SERVICES 2.2%

CF Industries Holdings, Inc.

632

96,570

AT&T, Inc.

4,410

148,573

Reliance Steel & Aluminum

Embarq Corp.

1,966

92,933

Co.†

1,230

94,821

NII Holdings, Inc. — Class

Dow Chemical Co.†

2,670

93,210

B*†

1,870

88,806

Greif, Inc. — Class A†

1,345

86,120

CenturyTel, Inc.†

2,318

82,498

Stepan Co.

1,807

82,435

Syniverse Holdings, Inc.*†

3,482

56,408

The Mosaic Co.*

533

77,125

U.S. Cellular Corp.*

740

41,847

NewMarket Corp.†

1,155

76,496

Verizon Communications,

Southern Copper Corp.

672

71,655

Inc.†

1,054

37,312

Glatfelter

5,259

71,049

PolyOne Corp.*

10,166

70,857

Wausau Paper Corp.

8,963

69,105

5

MULTI-CAP CORE EQUITY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Shares

Value

NTELOS Holdings Corp.

1,270

$

________

32,220

Total Telecommunication Services

________

580,597

Total Common Stocks

(Cost $26,618,880)

________

26,634,532

SECURITIES LENDING COLLATERAL 32.5%

Mount Vernon Securities

Lending Trust Prime Portfolio

8,677,713

________

8,677,713

Total Securities Lending Collateral

(Cost $8,677,713)

________

8,677,713

Total Investments 132.4%

(Cost $35,296,593)

$

_________

35,312,245

Liabilities in Excess of Other

Assets – (32.4)%

$

(8,650,542)

_________

Net Assets – 100.0%

$

26,661,703

Unrealized

Contracts

Loss

Futures Contracts Purchased

September 2008 Russell 2000

Index Mini Futures Contracts

(Aggregate Market Value of

Contracts $137,980)

2 $

________

(5,613)

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at June 30, 2008.

6